UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2020

DKG CAPITAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-55650	46-3787845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 17-2-2, Jalan 3/62D, Medan Putra Business Centre

Bandar Menjalara, 522C

Kuala Lumpur, WP Kuala Lumpur

Malaysia

(Address of principal executive offices, including zip code)

(702) 560-4373

(Registrant's telephone number, including area code)

_________________________________________________ ___

(Former Name or former address if changed from last report.)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01 Other Events.

The CEO and senior management wish to inform all relevant parties that there has been no change in either the status of senior management nor shareholding structure of DKG Capital, Inc. at any time over the last several months.

With regard to the filing of Form 14A on the 29th of May 2020, such filing was uploaded and filed to the Edgar database without approval or consent of the management of DKG Capital, Inc. or its shareholders, and is hereby retracted and rescinded.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DKG CAPITAL, INC.

By:	/s/Tesheb Casimir

Title:	Chief Executive Officer

Dated: June 9, 2020

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